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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                                December 14, 2000



                             QUENTRA NETWORKS, INC.
             -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


            Delaware                     1-5486                   36-2448698
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


          1640 S. Sepulveda Boulevard, Suite 222, Los Angeles, CA 90025
         ---------------------------------------------------------------
                     Address of principal executive offices

                                 (800) 935-8506
              ----------------------------------------------------
               Registrant's Telephone Number, Including area code


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Item 3.       Bankruptcy or Receivership

     On December 14, 2000, Quentra Networks, Inc. (the "Company") filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code (the "Code") in the United States Bankruptcy Court ("Bankruptcy Court") for the Central District of California, Los Angeles Division (Case No. LA00-44653KM).

     The Company's bankruptcy petition is intended to allow for the reorganization of the Company's business and assets. The Bankruptcy Court assumed jurisdiction over the Company's assets as of the date of the Company's bankruptcy petition. The Company, as a debtor-in-possession, intends to remain in possession of its assets and to continue to manage and operate its businesses and properties, subject to the provisions of the Code and the supervision and orders of the Bankruptcy Court, while seeking to formulate a plan of reorganization.

     There can be no assurance, however, that the Company will remain a debtor-in-possession and that a trustee will not be appointed to operate the Company's business. Furthermore, no assurance can be given that the Company will retain control of its assets during the pendency of the bankruptcy case or that the Bankruptcy Court will approve the plan of reorganization in the form proposed by the Company. The Company's current business relationships and arrangements and the Company's ability to negotiate future business arrangements may be adversely affected by the filing by the Company of the bankruptcy petition.

     On December 15, 2000, the Company issued a press release relating to the foregoing. A copy of the press release is attached hereto as an exhibit and incorporated herein by reference.

Item 5.       Other Events.

     On December 10, 2000, Daniel W. Latham resigned from his position as a director of the Company and on December 15, 2000, John M. Eger resigned from his position as a director of the Company.

Item 7.       Exhibits.

     99.1 Press Release dated December 15, 2000.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 3rd day of January 2001.

                               QUENTRA NETWORKS, INC.


                               By: /s/ Timothy G. Atkinson
                                   ----------------------------
                                   Timothy G. Atkinson
                                   Vice President of Business Development
                                   and General Counsel

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